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                                                                  Exhibit 10.19


                            AGREEMENT OF ACCEPTANCE

    This AGREEMENT OF ACCEPTANCE (this "Agreement") dated as of the 29th day of July, 1997 is made by and among CONCENTRA MANAGED CARE, INC. ("Concentra"), DONALD J. LARSON and LOIS E. SILVERMAN (together with Donald J. Larson, the "Shareholders").

                                     RECITALS


    WHEREAS, the Shareholders are party to that certain Registration Rights Agreement (the "Registration Rights Agreement") dated as of March 8, 1994, by and among CRA Managed Care, Inc. d/b/a Comprehensive Rehabilitation Associates, Inc. ("CRA") , J.H. Whitney & Co., Whitney 1990 Equity Fund, L.P., Whitney Subordinated Debt Fund, L.P., First Union Corporation and the Shareholders pursuant to which the Shareholders are granted certain registration rights with respect to CRA Common Stock;

    WHEREAS, Concentra, CRA and OccuSystems, Inc. have entered into that certain Agreement and Plan of Reorganization (the "Reorganization
Agreement"), dated as of April 21, 1997, pursuant to which all outstanding CRA Common Stock will be converted into the right to receive Concentra Common Stock; and

    WHEREAS, Concentra wishes to acknowledge the terms of such Registration Rights Agreement;

    NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

    1. ASSUMPTION. Concentra expressly assumes, effective as of the Effective Time (as defined in the Reorganization Agreement), the obligations of CRA contained in the Registration Rights Agreement, as contemplated by
Section 10(a) therein, and agrees that the shares of Concentra Common Stock issued to the Holders (as defined in the Registration Rights Agreement) pursuant to the Reorganization Agreement shall be "Registrable Securities" subject to the Registration Rights Agreement.

    2. COUNTERPARTS. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

    3. FURTHER ASSURANCES. Each of the Parties shall execute such documents and perform such further acts as may be reasonably required or desirable to carry out or to perform the provisions of this Agreement.


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    IN WITNESS THEREOF, each of the parties hereto have caused this Agreement to be executed and delivered by their duly authorized officers as of the date first above written.

                                  CONCENTRA MANAGED CARE, INC.


                                  By: /s/ John K. Carlyle
                                     -----------------------------------
                                     John K. Carlyle
                                     Title:  Chairman of the Board



                                  By: /s/ Donald J. Larson
                                     -----------------------------------
                                     Donald J. Larson



                                  By: /s/ Lois E. Silverman
                                     -----------------------------------
                                     Lois E. Silverman






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